Exhibit 10.1
FIDELITY SOUTHERN CORPORATION
FORM OF INCENTIVE STOCK OPTION AGREEMENT

NUMBER OF
		SHARES	VESTING SCHEDULE*
GRANTED TO:	GRANT DATE	GRANTED	Vesting Date	Shares

	EXPIRATION* DATE	PRICE PER SHARE $

*     See 3, 5, 6 and 7 below
     THIS INCENTIVE STOCK OPTION AGREEMENT is made as of the ___ day of ____________, by and between Fidelity Southern Corporation (the “Company”) and the individual specified above, an employee of the Company or any parent or subsidiary of the Company (the “Participant”).
     The Company desires to carry out the purposes of its Fidelity Southern Corporation 2006 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference, by affording the Participant an opportunity to purchase shares of the Company no par value common stock (the “Common Stock”), as provided in this Agreement. The option granted hereunder is intended to qualify as an “Incentive Stock Option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.
     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and for other good and valuable consideration, the Company and the Participant hereby agree as follows:
     1. Grant of Option. The Company, by this Agreement, irrevocably grants to the Participant the right and option (the “Option”) to purchase the number of shares of Common Stock specified above such number being subject to adjustment as provided in Article XII of the Plan, on the terms and conditions set forth in the Plan.
     2. Purchase Price. The purchase price of the shares of the Common Stock covered by this Option shall be the price specified above per share, said purchase price not being less than the fair market value of the Common Stock at the time this Option is granted.
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     3. Term and Vesting of Option.
          (a). Term. The term of the Option shall be for a period of ____________ (___) years from the date of this Agreement, subject to earlier termination as provided in paragraphs 5, 6 and 7 of this Agreement and Article VI of the Plan. Except as otherwise provided in this Agreement, the Option may be exercised in whole or part at any time during its term to the extent the Option has vested and the Option has not terminated. Except as provided in paragraphs 5, 6 and 7 of this Agreement, the Option may not be exercised at any time unless the Participant has maintained a continuous employment with the Company, Parent and/or any Subsidiary from the date of this Agreement to the date of the exercise of the Option. The Participant shall not have any of the rights of a shareholder with respect to the shares of Common Stock covered by the Option until such shares shall be issued to him or her upon the due exercise of the Option and payment of the purchase price.
          (b). Vesting. Except as otherwise provided in this Agreement, the Option shall vest with respect to the number of shares stated above as of each applicable vesting date provided that the Participant has been in continuous employment with the Company, Parent and/or any Subsidiary as of such vesting date.
     4. Non-Transferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and during the lifetime of the Participant, may only be exercised by the Participant or his or her duly appointed legal representative. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way and shall not be subject to execution, attachment, or similar processes. Any attempted assignment, transfer, pledge, hypothecation, or other distribution of the Option contrary to the provisions of this Agreement and the levy of any execution, attachment, or similar process upon the Option shall be null and void and without effect.
     5. Termination of Employment with the Company. In the event of any termination of the Participant’s continuous employment with the Company, except as otherwise hereafter provided, Parent and/or any Subsidiary, the Option shall (except to the extent vested before termination of the Participant’s employment) cease to vest. The Participant may exercise the Option to the extent vested before termination of employment for any reason at any time within three (3) months after such termination of employment, but in no event more than ____________ (___) years after the date of this Agreement. So long as the Participant shall continue to be an employee of the Company, Parent and/or any Subsidiary, the Option shall not be affected by any change in the Participants’ duties or position.
     In the event the Participant’s continuous employment with the Company, Parent and/or any Subsidiary is terminated by Participant for Good Reason or by Company, Parent or Subsidiary without Cause within 12 months after a Change in Control (as herein after defined), the Option shall vest in full upon such termination of employment, including with respect to the portion of the Option which had not previously vested. The Participant may exercise the Option (to the extent not previously exercised) at any time within three (3) months after such termination of employment.
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     “Good Reason” will exist with respect to the Participant if, without the Participant’s express written consent, after a Change of Control:
          (a) there is a reduction in the Participant’s rate of base salary;
          (b) the Company’s requiring the employee to relocate his or her residence or his or her principal business office to any place outside a fifty (50) mile radius from the Company’s headquarters or such other work location immediately prior to the Change in Control, except for reasonably required travel on the Company’s business which is not materially greater than such travel requirements prior to the Change of Control;
          (c) the Company’s failure to continue in effect any compensation, welfare or benefit plan in which the Participant is participating at the time of the Change of Control without substituting plans providing the Participant with substantially similar or greater benefits, or the taking of any action by the Company which would materially and adversely affect the Participant’s participation in or materially reduce the Participant’s benefits under any of such plans or deprive the Participant of any material fringe benefit enjoyed by the Participant at the time of the Change of Control;
          (d) the Company’s material breach of this Agreement or written employment agreement, if any, which is not corrected within thirty (30) days of receipt of written notice of such material breach from Participant.
     The term “Change in Control” shall mean:
          (a) the acquisition (other than from the Company, its Parent or its Subsidiaries) by any person, entity or “group” within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (“34 Act”) (excluding, for this purpose, the Company, its Parent or its Subsidiaries, or any employee benefit plan of the Company, its Parent or its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 34 Act) of more than 50% of either the then outstanding shares (i) of Common Stock of the Company or of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, or (ii) of the combined voting power of the outstanding voting securities of Fidelity Bank (“FB”) entitled to vote generally for the election of directors; or
          (b) individuals who, as of the date hereof, constitute the Board of Directors of the Company (“Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual is a member of the Incumbent Board; or
          (c) approval by the shareholders of the Company of a merger, consolidation or other reorganization in each case, with respect to which persons who were the shareholders of the Company and optionees immediately prior to such merger, consolidation or other reorganization,
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immediately thereafter, will not own more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged, consolidated or reorganized company’s then outstanding voting securities, or of the sale of all or substantially all of the assets of the Company or the sale of all or substantially all of the assets or voting securities of FB.
     The term “Cause” shall mean:
          (a) the commission of a felony or any other crime involving moral turpitude or the pleading of nolo contendere to any such act;
          (b) the commission of any act of dishonesty when such act is intended to result or results, directly or indirectly, in gain or personal enrichment of Participant or any related persons or affiliated entity or is intended to cause harm or damage to the Company, Parent or any Subsidiary;
          (c) the illegal use of controlled substances;
          (d) the use of alcohol so as to have a material adverse effect on the performance of the Participant’s duties;
          (e) the misappropriation or embezzlement of assets of the Company, Parent or any Subsidiary; or
          (f) the breach of any other material term of Participant’s employment that has not been cured within 30 days of receipt of written notice of such breach from the Company.
     6. Disability of Participant. In the event of any termination of the Participant’s employment relationship with the Company by reason of the Participant’s Disability (as determined by the Committee in its sole discretion), the Participant may exercise the Option at any time within one (1) year after such termination to the extent of the number of shares vested on the date of termination, but in no event more than ____________ (___) years after the date of this Agreement. The term “Disability” shall have the meaning as set forth in Section 22(e)(3) of the Internal Revenue Code.
     7. Death of Participant. If the Participant shall die while an employee of the Company, Parent or any Subsidiary or shall die within the three-month period following termination of his employment (except termination for Cause or voluntary termination by the Participant or without Good Reason after a Change in Control as provided in paragraph 5) the Option to the extent vested may be exercised by any legatee of the Option under the Participant’s will, by the Participant’s estate or personal representative, or by any distributee of the Option at any time within one (1) year after the Participant’s termination of employment, but in no event more than ____________ (___) years after the date of this Agreement.
     8. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by giving written notice to the Company. Such notice shall state the
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election to exercise the Option and the number of shares with respect to which it is being exercised and shall be signed by the person who shall exercise the option. (In the event that the Option shall be exercised pursuant to paragraph 7 of this Agreement, the notice shall be accompanied by appropriate proof of the right of such person to exercise the Option). Such notice shall be accompanied by payment of the full purchase price of such shares. The shares as to which the Option shall have been so exercised shall be registered in the name of the person who shall exercise the Option and a certificate evidencing such shares shall be delivered to the person who shall exercise the Option on his or her written order. All shares that shall be purchased in the exercise of the Option shall be fully paid and nonassessable.
     As a condition to the issuance of the shares as to which the Option shall be exercised, the Participant authorizes the Company to withhold from any regular cash compensation payable to the Participant any taxes required to be withheld by the Company under federal, state, or other local law as a result of the exercise of the Option; provided, however, if the Company so requests, the person who shall exercise the Option shall in the alternative remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state, or other local law as a result of the exercise of the Option.
     9. General. The Company shall make available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement. The exercise of the Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that (a) the listing upon any securities exchange or stock market or the registration or qualification under any state or federal law of any shares of Common Stock otherwise deliverable upon such exercise, or (b) the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares of Common Stock pursuant to such exercise, then in any such event, such exercise shall not be effected or made subject to conditions established by the Committee.
     10. Severability and Governing Law. If any provision of this Agreement or its application to any circumstance is deemed invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall not be affected. This Agreement shall not be effective until executed by a duly authorized representative of the Company, and shall be governed by and construed in accordance with the laws of the State of Georgia.
     11. Notices. Any notices provided for under this Agreement shall be in writing and shall be delivered in person to the party to be notified or sent by certified mail. Notices sent to the Company shall be addressed to Fidelity Southern Corporation, 3490 Piedmont Rd., NW, Suite 1550, Atlanta, Georgia 30305, Attention: Corporate Secretary. Notices sent to the Participant shall be addressed to the Participant at his address as it appears in the Company’s records.
     12. Plan. This Agreement and the Options granted pursuant hereto are subject to the terms and conditions of the Plan. In the event of any conflict between the provisions of this Agreement and the Plan, the terms and conditions of the Plan shall control. It is the intent of the parties that this Option at all times qualify as an incentive stock option within the meaning of Section 411 of the Internal Revenue Code. However to the extent the Option does not qualify for any reason as an
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incentive stock option, it shall be treated as an option which is not an incentive stock option. Any term not defined herein and defined in the Plan, shall have the meaning set forth in the Plan.
     13. Entire Agreement. This Agreement and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter of this Agreement. No waiver, modification, or amendment of any of the terms or conditions of this Agreement shall be effective unless set forth in writing signed by the Company and the Participant.
     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has set his hand and seal to this Agreement, all as of the day and year first above written.

FIDELITY SOUTHERN CORPORATION

By

Chairman

PARTICIPANT:

Address:

Social Security No. __________________
1/2007

FIDELITY SOUTHERN CORPORATION
FORM OF NONQUALIFIED STOCK OPTION AGREEMENT

NUMBER OF
		SHARES	VESTING SCHEDULE*
GRANTED TO:	GRANT DATE	GRANTED	Vesting Date	Shares

	EXPIRATION* DATE	PRICE PER SHARE $

*     See 3, 5, 6 and 7 below
     THIS NONQUALIFIED STOCK OPTION AGREEMENT is made as of the ___ day of ____________, by and between Fidelity Southern Corporation (the “Company”) and the individual specified above, an employee of the Company or any parent or subsidiary of the Company (the “Participant”).
     The Company desires to carry out the purposes of its Fidelity Southern Corporation 2006 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference, by affording the Participant an opportunity to purchase shares of the Company no par value common stock (the “Common Stock”), as provided in this Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and for other good and valuable consideration, the Company and the Participant hereby agree as follows:
     1. Grant of Option. The Company, by this Agreement, irrevocably grants to the Participant the right and option (the “Option”) to purchase the number of shares of Common Stock specified above such number being subject to adjustment as provided in Article XII of the Plan, on the terms and conditions set forth in the Plan.
     2. Purchase Price. The purchase price of the shares of the Common Stock covered by this Option shall be the price specified above per share, said purchase price not being less than the fair market value of the Common Stock at the time this Option is granted.
     3. Term and Vesting of Option.
          (a). Term. The term of the Option shall be for a period of ____________ (___) years from the date of this Agreement, subject to earlier termination as provided in paragraphs 5, 6 and 7 of this Agreement and Article VI of the Plan. Except as otherwise provided in this Agreement, the Option may be exercised in whole or part at any time during its term to the extent the Option has vested and the Option has not terminated. Except as provided in paragraphs 5, 6 and 7 of this Agreement, the Option may not be exercised at any time unless the Participant has maintained a
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1

continuous employment with the Company, Parent and/or any Subsidiary from the date of this Agreement to the date of the exercise of the Option. The Participant shall not have any of the rights of a shareholder with respect to the shares of Common Stock covered by the Option until such shares shall be issued to him or her upon the due exercise of the Option and payment of the purchase price.
          (b). Vesting. Except as otherwise provided in this Agreement, the Option shall vest with respect to the number of shares stated above as of each applicable vesting date provided that the Participant has been in continuous employment with the Company, Parent and/or any Subsidiary as of such vesting date.
     4. Non-Transferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and during the lifetime of the Participant, may only be exercised by the Participant or his or her duly appointed legal representative. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way and shall not be subject to execution, attachment, or similar processes. Any attempted assignment, transfer, pledge, hypothecation, or other distribution of the Option contrary to the provisions of this Agreement and the levy of any execution, attachment, or similar process upon the Option shall be null and void and without effect.
     5. Termination of Employment with the Company. In the event of any termination of the Participant’s continuous employment with the Company, except as otherwise hereafter provided, Parent and/or any Subsidiary, the Option shall (except to the extent vested before termination of the Participant’s employment) cease to vest. The Participant may exercise the Option to the extent vested before termination of employment for any reason at any time within three (3) months after such termination of employment, but in no event more than ____________ (___) years after the date of this Agreement. So long as the Participant shall continue to be an employee of the Company, Parent and/or any Subsidiary, the Option shall not be affected by any change in the Participants’ duties or position.
     In the event the Participant’s continuous employment with the Company, Parent and/or any Subsidiary is terminated by Participant for Good Reason or by Company, Parent or Subsidiary without Cause within 12 months after a Change in Control (as herein after defined), the Option shall vest in full upon such termination of employment, including with respect to the portion of the Option which had not previously vested. The Participant may exercise the Option (to the extent not previously exercised) at any time within three (3) months after such termination of employment.
     “Good Reason” will exist with respect to the Participant if, without the Participant’s express written consent, after a Change of Control:
          (a) there is a reduction in the Participant’s rate of base salary;
          (b) the Company’s requiring the employee to relocate his or her residence or his or her principal business office to any place outside a fifty (50) mile radius from the Company’s headquarters or such other work location immediately prior to the Change in Control, except for
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2

reasonably required travel on the Company’s business which is not materially greater than such travel requirements prior to the Change of Control;
          (c) the Company’s failure to continue in effect any compensation, welfare or benefit plan in which the Participant is participating at the time of the Change of Control without substituting plans providing the Participant with substantially similar or greater benefits, or the taking of any action by the Company which would materially and adversely affect the Participant’s participation in or materially reduce the Participant’s benefits under any of such plans or deprive the Participant of any material fringe benefit enjoyed by the Participant at the time of the Change of Control;
          (d) the Company’s material breach of this Agreement or written employment agreement, if any, which is not corrected within thirty (30) days of receipt of written notice of such material breach from Participant.
     The term “Change in Control” shall mean:
          (a) the acquisition (other than from the Company, its Parent or its Subsidiaries) by any person, entity or “group” within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (“34 Act”) (excluding, for this purpose, the Company, its Parent or its Subsidiaries, or any employee benefit plan of the Company, its Parent or its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 34 Act) of more than 50% of either the then outstanding shares (i) of Common Stock of the Company or of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, or (ii) of the combined voting power of the outstanding voting securities of Fidelity Bank (“FB”) entitled to vote generally for the election of directors; or
          (b) individuals who, as of the date hereof, constitute the Board of Directors of the Company (“Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual is a member of the Incumbent Board; or
          (c) approval by the shareholders of the Company of a merger, consolidation or other reorganization in each case, with respect to which persons who were the shareholders of the Company and optionees immediately prior to such merger, consolidation or other reorganization, immediately thereafter, will not own more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged, consolidated or reorganized company’s then outstanding voting securities, or of the sale of all or substantially all of the assets of the Company or the sale of all or substantially all of the assets or voting securities of FB.
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3

     The term “Cause” shall mean:
          (a) the commission of a felony or any other crime involving moral turpitude or the pleading of nolo contendere to any such act;
          (b) the commission of any act of dishonesty when such act is intended to result or results, directly or indirectly, in gain or personal enrichment of Participant or any related persons or affiliated entity or is intended to cause harm or damage to the Company, Parent or any Subsidiary;
          (c) the illegal use of controlled substances;
          (d) the use of alcohol so as to have a material adverse effect on the performance of the Participant’s duties;
          (e) the misappropriation or embezzlement of assets of the Company, Parent or any Subsidiary; or
          (f) the breach of any other material term of Participant’s employment that has not been cured within 30 days of receipt of written notice of such breach from the Company.
     6. Disability of Participant. In the event of any termination of the Participant’s employment relationship with the Company by reason of the Participant’s Disability (as determined by the Committee in its sole discretion), the Participant may exercise the Option at any time within one (1) year after such termination to the extent of the number of shares vested on the date of termination, but in no event more than ____________ (___) years after the date of this Agreement. The term “Disability” shall have the meaning as set forth in Section 22(e)(3) of the Internal Revenue Code.
     7. Death of Participant. If the Participant shall die while an employee of the Company, Parent or any Subsidiary or shall die within the three-month period following termination of his employment (except termination for Cause or voluntary termination by the Participant or without Good Reason after a Change in Control as provided in paragraph 5) the Option to the extent vested may be exercised by any legatee of the Option under the Participant’s will, by the Participant’s estate or personal representative, or by any distributee of the Option at any time within one (1) year after the Participant’s termination of employment, but in no event more than ____________ (___) years after the date of this Agreement.
     8. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by giving written notice to the Company. Such notice shall state the election to exercise the Option and the number of shares with respect to which it is being exercised and shall be signed by the person who shall exercise the option. (In the event that the Option shall be exercised pursuant to paragraph 7 of this Agreement, the notice shall be accompanied by appropriate proof of the right of such person to exercise the Option). Such notice shall be accompanied by payment of the full purchase price of such shares. The shares as to which the Option shall have been so exercised shall be registered in the name of the person who shall exercise the Option and a certificate evidencing such shares shall be delivered to the person who shall exercise the Option on
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his or her written order. All shares that shall be purchased in the exercise of the Option shall be fully paid and nonassessable.
     As a condition to the issuance of the shares as to which the Option shall be exercised, the Participant authorizes the Company to withhold from any regular cash compensation payable to the Participant any taxes required to be withheld by the Company under federal, state, or other local law as a result of the exercise of the Option; provided, however, if the Company so requests, the person who shall exercise the Option shall in the alternative remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state, or other local law as a result of the exercise of the Option.
     9. General. The Company shall make available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement. The exercise of the Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that (a) the listing upon any securities exchange or stock market or the registration or qualification under any state or federal law of any shares of Common Stock otherwise deliverable upon such exercise, or (b) the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares of Common Stock pursuant to such exercise, then in any such event, such exercise shall not be effected or made subject to conditions established by the Committee.
     10. Severability and Governing Law. If any provision of this Agreement or its application to any circumstance is deemed invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall not be affected. This Agreement shall not be effective until executed by a duly authorized representative of the Company, and shall be governed by and construed in accordance with the laws of the State of Georgia.
     11. Notices. Any notices provided for under this Agreement shall be in writing and shall be delivered in person to the party to be notified or sent by certified mail. Notices sent to the Company shall be addressed to Fidelity Southern Corporation, 3490 Piedmont Rd., NW, Suite 1550, Atlanta, Georgia 30305, Attention: Corporate Secretary. Notices sent to the Participant shall be addressed to the Participant at his address as it appears in the Company’s records.
     12. Plan. This Agreement and the Options granted pursuant hereto are subject to the terms and conditions of the Plan. In the event of any conflict between the provisions of this Agreement and the Plan, the terms and conditions of the Plan shall control. Any term not defined herein and defined in the Plan, shall have the meaning set forth in the Plan.
     13. Entire Agreement. This Agreement and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter of this Agreement. No waiver, modification, or amendment of any of the terms or conditions of this Agreement shall be effective unless set forth in writing signed by the Company and the Participant.
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5

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has set his hand and seal to this Agreement, all as of the day and year first above written.

FIDELITY SOUTHERN CORPORATION

By

Chairman

PARTICIPANT:

Address:

Social Security No. __________________
1/2007

6